Exhibit 31.1
                                 Certifications

      I, Darryl Cohen, President, Chief Executive Officer and Chief Financial Officer of AskMeNow, Inc. (formerly known as Ocean West Holding Corporation), certify that:

      1. I have reviewed this Annual Report on Form 10-KSB/A Amendment No. 1 of AskMeNow, Inc.;

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

      4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

         b) *

         c) evaluated the effectiveness of the registrant's disclosure controls and procedures presented in this report and our conclusions of of the effectivness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation ; and

         d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting.

      5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial informaiton; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting; and

Date:  December 22, 2006       /s/ Darryl Cohen
                               ------------------------------------------------
                               Darryl Cohen, President/ Chief Executive Officer/
                               Chief Financial Officer

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* Indicates material omitted in accordance with SEC release Nos. 33-8238 and
34-47986.